Filed Pursuant to Rule 497(c)
                                                      Registration No. 333-79083
                                                                       811-09353

                                 S E L I G M A N
                           NEW TECHNOLOGIES FUND, INC.

                                  Common Stock

                                 100 Park Avenue
                            New York, New York 10017

        Seligman New Technologies Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development, production or operations. The Fund seeks to identify and invest in companies that will provide tomorrow's technology. The Fund may invest in companies of any size, but generally expects to invest at least 65% of its assets in small and medium-sized companies. The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund may also invest in securities of private investment funds that invest primarily in venture capital companies. INVESTMENTS IN TECHNOLOGY COMPANIES, AND IN PARTICULAR VENTURE CAPITAL COMPANIES, ARE SPECULATIVE AND POSE SPECIAL RISKS. THESE RISKS ARE MORE FULLY EXPLAINED BELOW UNDER THE HEADING "RISK FACTORS."

        The Fund's investment manager is J. & W. Seligman & Co. Incorporated.

        NO MARKET EXISTS FOR THE FUND'S SHARES. THE FUND'S SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, AND THE FUND DOES NOT ANTICIPATE THAT A SECONDARY MARKET WILL DEVELOP FOR ITS SHARES. YOU MAY NOT BE ABLE TO SELL YOUR SHARES. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. The shares are appropriate only as a long-term investment.

        In order to provide a limited degree of liquidity to shareholders, the Fund will make quarterly offers to repurchase 5% of its outstanding shares at their net asset value. The number of shares tendered for repurchase may exceed the number that the Fund offers to repurchase. If that happens, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. The Fund intends to complete its first quarterly repurchase offer in January 2000. See "Repurchase Offers."

        The Fund intends to raise approximately $500 million of net proceeds in its initial offering. The minimum investment in this offering is $10,000. The Fund's shares are being offered initially by selected brokers and dealers at a price of $24.25 per share, plus a sales charge of up to $0.75 per share, for a maximum offering price of $25.00 per share. The sales charge is payable to the selected broker or dealer who arranges for a sale. Reductions in the sales charge are available for large purchases and in certain other circumstances. See "How to Purchase Fund Shares." Seligman Advisors, Inc., the Fund's principal underwriter and an affiliate of the investment manager, will pay to the selected brokers and dealers from its own resources an additional sales commission equal to an additional $0.25 per share. The Fund will pay organizational and offering expenses estimated at $836,000 from the proceeds of the offering. The initial offering will terminate on July 27, 1999, unless extended by Seligman Advisors.

        If the Fund raises less than $500 million in this offering, then, not less than 30 days after the closing of the initial offering, the Fund expects to commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a maximum sales charge of 3%. Seligman Advisors will pay to the selected brokers and dealers from its own resources an additional sales commission equal to an additional 1% for each share sold in any continuous offering. Any such continuous offering, if commenced, may be discontinued when the Fund's net assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future.

        The Fund will pay each selected broker or dealer that is not affiliated with the Fund or Seligman a shareholder servicing fee at an annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer.

        This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated July 27, 1999, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 221-2450. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 17 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

        NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   ----------


                  THE DATE OF THIS PROSPECTUS IS JULY 27, 1999.

                                       TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Prospectus Summary........................................................  iii
Summary of Fund Expenses .................................................   1
Risk Factors..............................................................   2
Year 2000 ................................................................   5
Use of Proceeds ..........................................................   6
Investment Objective and Principal Strategies ............................   6
Management of the Fund ...................................................  10
Repurchase Offers ........................................................  11
Calculation of Net Asset Value ...........................................  13
Capital Stock ............................................................  14
Distribution Policy ......................................................  14
Taxes ....................................................................  15
How to Purchase Fund Shares ..............................................  15
General Information ......................................................  17
Table of Contents of SAI .................................................  17


                                   ----------


        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

                               PROSPECTUS SUMMARY


THE FUND Seligman New Technologies Fund, Inc. (the "Fund") is a newly organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment manager is J. & W. Seligman & Co. Incorporated ("Seligman"). See "General Information."

INVESTMENT OBJECTIVE AND         The Fund's investment objective is to seek
   PRINCIPAL STRATEGIES          long-term capital appreciation. The Fund
                                 proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by Seligman to rely significantly on technological events or advances in their product development, production or operations.
                                 The Fund seeks to identify and invest in companies that will provide tomorrow's technology.

                                 The Fund may invest in companies of any
                                 size, but generally expects to invest at least 65% of its total assets in small and medium-sized companies. The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund may also invest up to 5% of its assets in securities of private investment funds that invest primarily in venture capital companies. See "Investment Objective and Principal Strategies."

INVESTMENT RATIONALE             The speed and magnitude of technological
                                 innovation has frequently been underestimated.
                                 The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations.
                                 The Fund's investment manager expects this secular trend, largely driven by the ability of technology to increase productivity, to continue to evolve well into the next century.

                                 Developments in the computer industry
                                 illustrate this trend. In the 1960s and
                                 1970s, mainframe computers were the dominant technology, but they were superseded by personal computers in the 1980s and 1990s. This shift in the dominant technology resulted in significant changes in industry leaders. Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

                                 The Fund will seek to identify and invest in companies that will provide tomorrow's technology. Seligman currently believes the greatest growth potential is found in five areas of technology: Internet and new media; broadband and fiber optics; digital consumer electronics; biometric software; and wireless communications and computing. See "Investment Objective and Principal Strategies -- Investment Rationale."

THE MANAGER                      J. & W. Seligman & Co. Incorporated, the
                                 manager of the Fund, has substantial experience in technology investing.

                                 The Fund is co-managed by Paul H. Wick,
                                 leader of Seligman's Technology Team, and Storm Boswick. Both are managing directors of Seligman. As of June 30, 1999, Seligman's Technology Team managed approximately $7.5 billion of public and $47.5 million of private securities of technology and related companies, including the world's largest technology fund, Seligman Communications and Information Fund, Inc., and the U.S. assets of Seligman Henderson Global Technology Fund, one of the world's largest global technology funds.

                                 With offices in both Palo Alto, the heart of Silicon Valley, and New York, the financial capital of the world, Seligman's Technology Team is able to effectively cover the broad scope of both public and private technology companies. The team conducts first-hand research on all companies considered for inclusion in the Fund. The team's research includes hundreds of on-site visits and one-on-one meetings with management to assess the quality, prospects and direction of a company.

INVESTMENT ADVISER FEES          The Fund will pay a fee to Seligman for its
                                 management services at an annual rate of 2.00% of the Fund's average daily net assets. This management fee is higher than the advisory fees paid by most U.S. investment companies. See
                                 "Management of the Fund."

BORROWING                        The Fund is authorized to borrow money in an
                                 amount up to 5% of its total assets (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The
                                 Fund is not authorized to use borrowings for long-term financial leverage purposes.

HEDGING The Fund may use derivative instruments to hedge portfolio risks and for cash management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Fund may not use derivative instruments to seek increased return on its investments.

THE OFFERING                     The initial offering will terminate on July 27,
                                 1999, unless extended by Seligman Advisors. In the initial offering the Fund intends to raise approximately $500 million of net proceeds. The
                                 Fund is initially offering its shares through a group of brokers and dealers selected by Seligman Advisors. The minimum investment is $10,000. The maximum purchase price per share of $25.00 includes a sales charge of up to $0.75 per share. Reductions in the sales charge are available for large purchases and in certain other circumstances. See "How to Purchase Fund
                                 Shares." In the initial offering, Seligman will pay an additional commission to the selected brokers and dealers from its own resources equal to $0.25 per share.

                                 If the Fund raises less than $500 million in the initial offering, then, not less than 30 days after the closing of the initial offering, the Fund may commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a sales charge of 3%. Any such continuous offering, if commenced, may be discontinued when the Fund's total assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future. Seligman will pay an additional commission to the selected brokers and dealers from its own resources equal to 1% of the net asset value of shares purchased during any continuous offering. See "How to Purchase Fund Shares."

                                 The Fund will pay each selected broker or dealer a shareholder servicing fee at an annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer.

DISTRIBUTION POLICY              The Fund will pay dividends on the shares
                                 annually in amounts representing substantially all of the net investment income, if any, earned each year. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends.

                                 The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually.

                                 An automatic reinvestment plan is available for any holder of the Fund's common stock who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. Shares will be issued under the plan at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.

UNLISTED CLOSED-END STRUCTURE;   The Fund has been organized as a closed-end
   LIMITED LIQUIDITY             management investment company. Closed-end funds
                                 differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for venture capital technology companies and in private funds that invest in venture capital technology companies.
                                 However, these venture capital investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, the Fund has been organized as a closed-end fund.

                                 The Fund's shares will not be listed on any securities exchange and the Fund does not expect any secondary market to develop for its shares. YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES ON A DAILY BASIS BECAUSE THE FUND IS A CLOSED-END FUND. Shares of the Fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund will conduct quarterly repurchase offers for 5% of its outstanding shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares.

QUARTERLY REPURCHASE OFFERS      In order to provide a limited degree of
                                 liquidity to shareholders, the Fund will conduct quarterly repurchase offers. The Fund intends to commence the first repurchase offer in December 1999 and to complete it in January
                                 2000. In each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares at their net asset value. The Fund may offer to repurchase more than 5% of its shares in any quarter with the approval of the board of directors. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See
                                 "Repurchase Offers."

RISK FACTORS An investment in the Fund involves a high degree of risk. These include the risks of:

                                 o  investing in shares of an unlisted
                                    closed-end fund with limited liquidity

                                 o  investing in the technology and related
                                    industries

                                 o concentration in a small number of industry sectors and maintaining a "non-diversified" portfolio

                                 o  investing in small companies

                                 o investing in venture capital companies and venture capital funds

                                 o investing in securities that are illiquid and volatile

                                 o  investing in securities of non-U.S. issuers

                                    See "Risk Factors."

                            SUMMARY OF FUND EXPENSES

        The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.


SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)........................    3%
   Automatic reinvestment plan fees......................................   none
   MAXIMUM REDEMPTION FEE ...............................................   none
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
   Management fees.......................................................  2.00%
   Shareholder servicing fees............................................  0.50%
   Other expenses........................................................  0.50%
                                                                           ----
   Total annual expenses.................................................  3.00%
                                                                           ====

        Seligman has undertaken to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses would otherwise exceed 3% of its average daily net assets during the first year of the Fund's operations.

        The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $500 million at the closing of the initial public offering and organizational and offering expenses payable by the Fund estimated to be $836,000. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."



EXAMPLE                                           1 YEAR      3 YEARS       5 YEARS      10 YEARS
-------                                           ------      -------       -------      --------


You would pay the following expenses on a $1,000
investment, assuming a 5% annual return:            $59         $120         $183          $352


        THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                  RISK FACTORS

        Stock prices fluctuate. Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the U.S. and international securities markets, which investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and could lose money.

NEWLY ORGANIZED FUND

        The Fund is a newly organized investment company with no previous operating history. Although Seligman and the Fund's portfolio managers have considerable experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease. In addition, Seligman and the Fund's portfolio managers have less experience in venture capital investing than they have in investing in public companies.

UNLISTED CLOSED-END FUND; LIMITED LIQUIDITY

        The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for the Fund's shares, and none is expected to develop. The Fund's shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for 5% (or more, at the discretion of the Fund's board of directors) of its outstanding shares of common stock at net asset value, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Also, because the common stock will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

REPURCHASE OFFERS

        The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that you will be able to sell all of your Fund shares that you desire to sell. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro-rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased. Moreover, the Fund's repurchase policy may have the effect of decreasing the size of the Fund. This may force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

INVESTMENT IN THE TECHNOLOGY INDUSTRY

        The Fund plans to invest primarily in the stock of technology companies. The value of the Fund's shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

        o rapidly changing technologies and products that may quickly become obsolete
        o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals
        o cyclical patterns in information technology spending which may result in inventory write-offs
        o scarcity of management, engineering and marketing personnel with appropriate technological training
        o the possibility of lawsuits related to technological patents
        o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky)

INVESTMENTS IN SMALL COMPANIES

        The Fund plans to invest primarily in the stock of small and medium-sized companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

        o poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources

        o due to shorter operating histories, less publicly available information and little or no research by the investment community
        o reduced or zero liquidity due to small market capitalization and absence of exchange listing or dealers willing to make a market
        o increased share price volatility due to the fact that, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies
        o reliance, in many cases, on one or two key individuals for management


INVESTMENTS IN VENTURE CAPITAL COMPANIES

        The Fund may invest a substantial portion of its assets in securities of unseasoned venture capital companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture capital companies represent highly speculative investments by the Fund. The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon successful completion of the company's initial public offering or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, as to the timing and values of such offerings or sales. The Fund may also lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance. Some companies may depend upon managerial assistance or financing provided by their investors. The Fund does not intend to provide any such managerial assistance and will not generally provide additional financing to the companies in which it invests. Therefore, the value of its investments may depend upon the quality of managerial assistance provided by other investors and their ability and willingness to provide financial support. Venture capital investing is a highly specialized field, and Seligman and the Fund's portfolio managers have less experience in venture capital investing than they have in investing in public companies. In addition, there can be no assurance that the Fund will be able to identify a sufficient number of desirable venture capital investments.

        Depending on the specific facts and circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a venture capital company does not complete an initial public offering within the anticipated time frame of up to three years from the date of the Fund's investment, or enter into a transaction whereby its shares are exchanged for shares of a public company, there may never be a public market benchmark for valuing the investment. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

INVESTMENTS IN VENTURE CAPITAL FUNDS

        Venture capital funds involve all the risks of investing in small companies described in this prospectus, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture capital fund in selecting the companies in which the venture capital fund invests and in deciding when to sell its investments. A venture capital fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture capital fund may also be required to pay management fees and/or performance fees to its general partner or manager, which can reduce the return to investors, including the Fund. A venture capital fund may also pay certain costs of evaluating each venture capital investment, including fees of outside legal counsel, which may reduce the Fund's return. Investments in venture capital funds may be highly illiquid. The Fund may not be able to dispose of a venture capital fund holding when it wishes to, or may be able to do so only at a disadvantageous price.

CONCENTRATION; NON-DIVERSIFIED STATUS

        Where a portfolio is concentrated in securities of a small number of companies or in securities of companies in a single industry, the risk of any investment decision is increased. The assets of the Fund will consist almost entirely of companies within or related to various sectors of the technology industry. Seligman will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

        The Fund is classified as a "non-diversified" management investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's shares.

RESTRICTED AND ILLIQUID SECURITIES

        The Fund intends to invest a substantial portion of its assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

        Restricted and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

INVESTMENTS IN FOREIGN SECURITIES

        The Fund plans to invest in securities of foreign technology companies. Investments in foreign securities face specific risks, which include:

        o unfavorable changes in currency rates and exchange control regulations
        o restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad
        o reduced availability of information regarding foreign companies
        o foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements
        o reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions
        o the difficulty in obtaining or enforcing a judgment abroad
        o increased market risk due to regional economic and political instability
        o increased brokerage commissions and custody fees
        o securities markets which are subject to a lesser degree of supervision and regulation by competent authorities
        o foreign withholding taxes
        o the threat of nationalization and expropriation

BORROWING

        The Fund is authorized to borrow money in an amount up to 5% of its total assets (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The Fund is not authorized to use borrowings for long-term financial leverage purposes. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of shares. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends.

USE OF DERIVATIVES FOR HEDGING PURPOSES

        The Fund may use derivative instruments to hedge portfolio risk and for cash management purposes. Investing in derivative investments involves numerous risks. For example:

        o the underlying investment or security might not perform in the manner that Seligman expects it to perform. This could make the effort to hedge unsuccessful.

        o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument.

        o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid.

        o derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

LENDING OF SECURITIES

        Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For example, loaned securities may have appreciated beyond the value of the collateral held by the Fund at the time of a default. In addition, the Fund will bear the risk of loss on any collateral that it chooses to invest.



                                    YEAR 2000

        As the millennium approaches, investment companies, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other investment companies, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon the computer systems of their vendors. Seligman and the Fund's shareholder service agent, Seligman Data Corp. ("SDC"), have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The project manager of the team reports directly to the administrative committee of Seligman. The project manager and other members of the team also report to the board of directors of the Fund and its audit committee.

        The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact that year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team has assessed, and will continue to assess, the status of their year 2000 readiness. The team continues to update its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund.

        The team has confirmed that it has implemented all significant components of its year 2000 plans, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

        In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the exchanges, markets, depositories, clearing agencies, or government or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner. The Fund may invest in securities of non-U.S. issuers. It may be more difficult to assess the preparedness of such issuers for year 2000 than it is in the case of U.S. issuers because there may be less information available about their systems and about procedures they have followed to address technical problems. In addition, non-U.S. issuers may be dependent upon foreign governments and governmental agencies for essential services that may be disrupted if those governments and agencies are not themselves prepared for year 2000. Such disruptions could have an adverse effect on the business of non-U.S. issuers and thus on the value of their securities.

        SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or directly bear the costs to remediate the systems of any other service provider or vendor, other than SDC.


                                 USE OF PROCEEDS

        The net proceeds of this offering will be invested in accordance with the Fund's investment objective and principal strategies as soon as practicable after the closing of this offering. Based on current market conditions, Seligman expects the Fund will be fully invested within one year. This lengthy investment period reflects the fact that: (i) the Fund plans to spend considerable time researching prospective investments; and (ii) the companies in which the Fund plans to invest will be primarily small to medium-sized technology companies which may have limited amounts of outstanding securities available for purchase. The Fund plans to minimize the positive impact its purchases of securities will have on the price of these securities by purchasing the securities over a period of time. Pending the full investment of the proceeds of the offering in equity securities of technology companies, the proceeds of the offering will be invested in short-term, high quality debt securities. In addition, up to 10% of the Fund's assets may be invested temporarily in shares of exchange-traded funds that seek to track the performance of technology or other stock market indices. The Fund will pay organizational and offering expenses estimated to be $836,000 from the proceeds of the initial offering. Such expenses will therefore be borne by investors in the initial offering. Investors in any subsequent continuous offering may not bear any organizational or offering expenses.



                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

LONG-TERM CAPITAL APPRECIATION

        The Fund's investment objective is to seek long-term capital appreciation. Income is not an objective. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES

        The Fund proposes to achieve its objective by investing at least 65% of its total assets in equity securities of U.S. and non-U.S. companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development, production or operations. The companies in which the Fund plans to invest may operate in any of the following or similar fields: computer software, computer services, computer hardware, semiconductors, communications and telecommunications, the Internet, consumer electronics, biomedics and pharmaceuticals. The Fund may invest in companies of any size, but generally expects to invest at least 65% of its assets in small and medium-sized companies. In current market conditions, the Fund considers small and medium-sized companies to be those with market capitalizations, at the time of purchase by the Fund, of as little as $10 million and as much as $10 billion. The Fund's definition of small and medium-sized companies may change in light of market developments.

        The Fund anticipates that it will invest primarily in common stocks. The Fund may also invest in securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing an ownership interest in equity securities. The Fund considers all of these securities equity securities for purposes of its investment strategies. The Fund may also invest in non-convertible debt securities or preferred stocks believed to provide opportunities for capital gain.

        The Fund may invest up to 35% of its total assets in equity securities of privately owned technology companies that plan to conduct an initial public offering, or IPO, within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will be completed. The Fund expects to invest in venture capital companies that it determines to be in the "late-stage" or "pre-IPO" stage of development. The Fund considers a company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The Fund expects that late-stage companies will undertake an initial public offering within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The Fund expects to be able to acquire equity securities of pre-IPO companies in private placements within a year prior to their planned initial public offerings. Late-stage and pre-IPO companies will typically have small market capitalizations and limited or no liquidity; even after an initial public offering, liquidity may be limited and the Fund may be subject to contractual limitations on its ability to sell shares. Of the Fund's venture capital investments, up to 5% of the Fund's total assets may be invested in securities of investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees (the Fund will be indirectly paying fees to the manager of such investment funds and to Seligman on the same assets) and a high degree of risk. See "Risk Factors - Venture Capital Funds." During the initial investment period, the Fund may invest up to 10% of its total assets in shares of exchange-traded funds that seek to track technology or other stock indices. Such funds pay certain fees and expenses, and these will be indirectly borne by the Fund and its shareholders.

        The Fund may invest in securities of non-U.S. issuers. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of technology companies generally. These risks are discussed under "Risk Factors." The Fund may not invest more than 25% of its total assets in non-U.S. securities, but this limit does not apply to investments in depositary receipts.

        The limitations on the percentage of the Fund's assets that may be invested in securities of venture capital companies, venture capital funds and securities of non-U.S. issuers apply at the time of investment by the Fund. The Fund will not be required to reduce its investments in these securities if a percentage limit is exceeded as a result of changes in the value of the Fund's portfolio securities. However, the Fund may not purchase additional securities that are subject to a percentage limitation at any time when the limitation is met or exceeded.

INVESTMENT RATIONALE

        The speed and magnitude of technological innovation has frequently been underestimated. The pace of technological advancement that began more than 40 years ago with the first commercialization of the computer is accelerating beyond many people's expectations. Seligman expects this secular trend, largely driven by the ability of technology to increase productivity, to continue to evolve well into the next century.

        Developments in the computer industry illustrate this trend. In the 1960s and 1970s, mainframe computers were the dominant technology, but they were superseded by personal computers in the 1980s and 1990s. This shift in the dominant technology resulted in significant changes in industry leaders. Some of the companies that are now at the forefront of mainstream technological innovation were in the early stages of their development less than 20 years ago. Seligman believes that there are emerging technology companies today that offer similar opportunities for appreciation.

        The Fund seeks to identify and invest in companies that will provide tomorrow's technology. Seligman currently believes the greatest growth potential is found in five areas of technology:

        o INTERNET AND NEW MEDIA. Seligman believes the Internet has the potential to revolutionize the way people and businesses communicate and interact. Currently the Internet is widely used only in the United States and Western Europe. Seligman believes the Internet will continue to expand until it is a global phenomenon.

        o BROADBAND AND FIBER OPTICS. Computer processing power currently exceeds the transmission capacity of the networks that connect computers. Seligman believes substantial investment will be required in broadband and fiber optic technology in order to improve the speed of data transmission.

        o DIGITAL CONSUMER ELECTRONICS. Consumer electronics are becoming increasingly digital to permit the rapid transmission of data. Digital technology is becoming less expensive than analog and other earlier technologies, which Seligman believes should result a deeper penetration of digital products in the marketplace.

        o BIOMETRIC SOFTWARE. Seligman believes that the ability for the human body to interact with a computer or a communications device has far-reaching implications. Heightened security may be made possible as fingerprint and cornea scans can be used as a means of identification. Doctors may be able to use this technology to interact with and monitor patients from remote locations.

        o WIRELESS COMMUNICATIONS AND COMPUTING. Hand-held devices and cellular phones enable workers to remain effective when they are away from their desk-top computers. Wireless communications and computing has the potential for productivity enhancement for businesses and lifestyle enhancement for consumers.

HEDGING

        The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.

        The Fund may buy or sell put or call options on transferable securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund may buy or sell these options if they are traded on options exchanges or over-the-counter markets and will enter into transactions only with broker-dealers that are reputable financial institutions that specialize in these types of transactions, that make markets in these options, or are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        Seligman will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Additional Investment Policies -- Other Operating Policies -- Foreign Currency Transactions" in the SAI.

NON-DIVERSIFICATION

        As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. Similarly, the Fund does not intend to invest more than 25% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

BORROWING; USE OF LEVERAGE

        The Fund is authorized to borrow money in an amount up to 5% of its total assets (giving effect to the amount borrowed) in order to meet repurchase requests, for other cash management purposes and to fund the purchase of portfolio securities for a period of not longer than 30 days. The Fund may not purchase additional portfolio securities at any time that borrowings exceed 5% of its total assets. The Fund is not authorized to use borrowings for long-term financial leverage purposes. Borrowing by the Fund involves certain risks for shareholders. The board of directors of the Fund may modify the Fund's policies with respect to borrowing, including the percentage limitations, the purposes of borrowings and the length of time that portfolio securities purchased with borrowed money may be held by the Fund. Management of the Fund has no current intention of requesting any such modifications. See "Risk Factors -- Borrowing" and "Additional Investment Policies -- Fundamental Policies" in the SAI.

INVESTMENT DECISIONS BASED UPON EXTENSIVE FIRM-LEVEL RESEARCH

        The Fund will use a bottom-up stock selection approach. This means that Seligman will extensively research specific companies in the technology and technology-related industries to find those companies that Seligman believes offer the greatest prospects for future growth. In selecting individual securities, Seligman will look for companies that it believes display or are expected to display:

        o robust growth prospects
        o high profit margins or return on capital
        o attractive valuation relative to expected earnings or cash flow
        o quality management
        o unique competitive advantages

CIRCUMSTANCES IN WHICH THE FUND WILL SELL A SECURITY

        While it is the policy of the Fund to hold securities for investment, the Fund will consider selling securities of a company if Seligman's target price for the security has been reached or if Seligman believes that:

        o the company's earnings are disappointing
        o the company's revenue growth has slowed
        o the company's underlying fundamentals have deteriorated

The Fund may also be forced to sell securities to meet its quarterly share repurchase obligation. As a result, the annual portfolio turnover of the Fund may exceed 100%. A high portfolio turnover rate will increase the Fund's expenses. On the other hand, the Fund may invest a significant portion of its assets in venture capital securities having very little liquidity. The Fund may be forced to retain such assets even in circumstances where the Fund's investment policies indicate the assets should be sold. See "Risk Factors - Restricted and Illiquid Securities."

DEFENSIVE MEASURES

        The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

THE FUND MAY CHANGE ITS INVESTMENT STRATEGIES

        The Fund may change any of the investment strategies outlined above, and may change the definition of small and medium-sized companies, if the Fund's board of directors believes doing so is consistent with the Fund's investment objective of long-term capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.


                             MANAGEMENT OF THE FUND

        The board of directors provides broad supervision over the affairs of the Fund.

        J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman is responsible for the Fund's investments and administers the Fund's business and other affairs. Established in 1864, Seligman currently serves as manager to 19 U.S. registered investment companies, which offer more than 50 investment portfolios with approximately $22.3 billion in aggregate assets as of June 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 1999 of approximately $10.6 billion.

        The Fund will pay a fee to Seligman for its management services at an annual rate of 2% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. This management fee is higher than the advisory fees paid by most U.S. investment companies.

PORTFOLIO MANAGEMENT

        Seligman has substantial experience in technology investing. The Fund is managed by Seligman's Technology Team, and Mr. Paul H. Wick and Mr. Storm Boswick are responsible for directing the investments of the Fund. As of June 30, 1999, Seligman's Technology Team managed approximately $7.5 billion of public and $47.5 million of private securities of technology and related companies, including the world's largest technology fund, Seligman Communications and Information Fund, Inc., and the U.S. assets of Seligman Henderson Global Technology Fund, one of the world's largest global technology funds.

        With offices in both Palo Alto, the heart of Silicon Valley, and New York, the financial capital of the world, Seligman's Technology Team is able to effectively cover the broad scope of both public and private technology companies in the world's largest technology market. The team conducts first-hand research on all companies considered for inclusion in the Fund. The team's research includes hundreds of on-site visits and one-on-one meetings with management to assess the quality, prospects and direction of a company.

        Mr. Wick is a Vice President of the Fund and has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. He was formerly a Vice President, Investment Officer of Seligman from April 1993 to December 1994. Mr. Wick joined Seligman in 1987 as an Associate, Investment Research. He has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President of Seligman Henderson Global Fund Series, Inc., for which he has acted as Co-Portfolio Manager of the Global Technology Fund since May 1994. Mr. Wick is also Vice President of Seligman Portfolios, Inc. for which he acts as Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio.

        Mr. Boswick is also a Vice President of the Fund and has been a Managing Director of Seligman since January 1999. He was formerly a Vice President, Investment Officer of Seligman from January 1997 to December 1998. Mr. Boswick joined Seligman in June 1996 as an Associate, Investment Research. Prior to joining Seligman, Mr. Boswick was a Financial Analyst, Investment Research, with Goldman, Sachs & Co. from February 1994 to May 1996.

EXPENSES OF THE FUND

        The Fund pays a management fee to Seligman plus all its expenses other than those assumed by Seligman. The expenses of the Fund include the shareholder servicing fee, brokerage commissions, interest on any borrowings by the Fund, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective venture capital investments by the Fund) and independent auditors, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices and proxy material, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of directors of the Fund not employed by Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

        SDC, the Fund's shareholder service agent, provides shareholder account services to the Fund at cost.

                                REPURCHASE OFFERS

        The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if you invest in the Fund you will have limited opportunity to sell your shares.

        To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. Shares will be repurchased at their net asset value. The Fund intends to commence the first quarterly repurchase offer in December 1999 and to complete it in January 2000. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

THE FUND WILL OFFER TO REPURCHASE 5% OF ITS OUTSTANDING SHARES EACH QUARTER

        Each quarter, the Fund will offer to repurchase 5% of the number of shares outstanding on the date repurchase requests are due. The Fund's board of directors may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

        The Fund intends to commence the first quarterly repurchase offer in December 1999 and to complete it in January 2000. Thereafter, quarterly repurchase offers will commence each March, June, September and December and will be completed in the following month.

        When a repurchase offer commences, the Fund will send a notification of the offer to shareholders via their financial intermediaries. The notification will specify, among other things:

        o the percentage of shares that the Fund is offering to repurchase. This will ordinarily be 5%.
        o the date on which a shareholder's repurchase request is due. This will ordinarily be the second Friday of the following month.
        o the date that will be used to determine the Fund's net asset value applicable to the share repurchase. This is generally expected to be the day on which requests are due.
        o the date by which shareholders will receive the proceeds from their share sales.
        o the net asset value of the common stock of the Fund as of a date no more than seven days prior to the date of the notification.

        The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Your shares of the Fund must be held through a selected broker or dealer. Certificated shares will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

        THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request in that quarter. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO SHARE REPURCHASES

        The Fund has adopted the following fundamental policies in relation to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

        o as stated above, the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing December 1999;
        o 5% of the Fund's outstanding common stock will be subject to the repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%;
        o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday); and
        o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

PRO-RATA PURCHASES OF SHARES IN THE EVENT OF AN OVERSUBSCRIBED REPURCHASE OFFER

        There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the board of directors for each repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro-rata basis.

        If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR SHARES AS YOU DESIRE TO SELL.

        The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the board of directors, including a majority of independent directors. See "Additional Investment Policies - Other Operating Policies - Share Repurchases" in the SAI.

DETERMINATION OF REPURCHASE PRICE

        The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on small companies and venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Calculation of Net Asset Value."

PAYMENT

        The Fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND

        From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors - Borrowing."

IN-KIND REPURCHASES

        Under normal conditions, the Fund intends to repurchase its shares for cash. However, the Fund reserves the right to pay for all or a portion of its repurchased shares with an in-kind distribution of a portion of its portfolio securities.

CONSEQUENCES OF REPURCHASE OFFERS

        The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will increase the Fund's expenses and will reduce any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly liquid securities. From time to time, commencing at least 30 days after the closing of this offering, the Fund may offer new shares continuously, which may alleviate these potential consequences, but there is no assurance that the Fund will be able to secure new investments or raise new cash.

        Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

        Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance and its ability to sell additional shares in a continuous offering, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

        In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."


                         CALCULATION OF NET ASSET VALUE

        The Fund will compute its net asset value on each business day as of the close of regular business of the New York Stock Exchange, which is generally 4:00 p.m. New York time. Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments), securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund's board of directors. Venture capital investments will be valued at fair value, which will be cost unless Seligman determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund has an investment undertakes an initial public offering. In such situations, the Fund's investment will be revalued in a manner that Seligman, following procedures approved by the board of directors, determines best reflects its fair value. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. All fair value determinations by Seligman are subject to ratification by the board of directors.

        Expenses of the Fund, including Seligman's investment management fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value.

        The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the Fund's daily net asset value per share by calling (800) 622-4597 or by visiting Seligman's Internet website (http://www.seligman.com). The Fund also intends to publish its net asset value once weekly in various financial periodicals.


                                  CAPITAL STOCK

        The Fund is authorized to issue 100 million shares of capital stock, all of one class called common stock, $0.01 par value. The board of directors is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemptions of such shares. The board of directors is also authorized to increase or decrease the number of shares the Fund is authorized to issue.

        The common stock is entitled to one vote per share at all meetings of shareholders. The Fund does not intend to hold annual meetings of shareholders. Common shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Common shareholders are entitled to receive dividends only if and to the extent declared by the board of directors and only after the board has made provision for working capital and reserves as it in its sole discretion deems advisable.

Common stock is not available in certificated form, and shares must be held through a selected broker or dealer.

        In general, any action requiring a vote of the holders of the common stock of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund's fundamental policies may also be authorized by the vote of two-thirds of the votes present at a shareholders' meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy. The Fund's charter requires the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast to authorize any of the following actions: (i) a merger or consolidation of the Fund; (ii) certain sales of all or substantially all of the Fund's assets; (iii) the liquidation or dissolution of the Fund, unless such action has been approved by a two-thirds vote of the entire board of directors; (iv) the conversion of the Fund into an open-end fund; (v) an increase in the maximum number of directors specified in the charter; (vi) the removal of a director; or (vii) an amendment of the charter to reduce the two-thirds vote required to authorize the actions listed in this sentence. In addition, the Fund's bylaws provide, among other things, that: nominations for directors and other stockholder proposals must be made within specified time frames in advance of an annual or special meeting of stockholders and must be accompanied by specified information; special meetings of stockholders may be called at the written request of stockholders holding not less than 50% of the votes entitled to be cast at such a meeting; and only the board of directors may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the common shareholders are entitled to share ratably in all the remaining assets of the Fund.


                               DISTRIBUTION POLICY

        Dividends will be paid annually on the common stock in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the common stock will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

        Substantially all of any taxable net capital gain realized on investments will be paid to common shareholders at least annually.

        The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

AUTOMATIC REINVESTMENT PLAN

        The automatic reinvestment plan is available for any holder of the Fund's common stock who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. You may elect to:

        o reinvest both dividends and capital gain distributions;
        o receive dividends in cash and reinvest capital gain distributions; or
        o receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct your broker or dealer otherwise.

        Shares will be issued to you at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

                                      TAXES

        The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gains distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.

        Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain are taxable as long-term capital gain, regardless of how long shares in the Fund have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

        When you sell Fund shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you have held your shares for more than one year, or as a short-term capital gain or loss if you have held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you have held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

        The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.

        Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


                           HOW TO PURCHASE FUND SHARES

INITIAL OFFERING

        The Fund is party to a Distributing Agreement with Seligman Advisors, Inc., its principal underwriter. Seligman Advisors, which is a subsidiary of, and shares the same address as, the Fund's investment manager, Seligman, is offering the Fund's shares on a best efforts basis. This offering will be made through a group of brokers and dealers selected by Seligman Advisors. In the initial offering the Fund intends to raise approximately $500 million of net proceeds. Shares of common stock are offered at $24.25 per share plus a sales charge of up to $0.75 per share payable to the selected broker or dealer who arranges the sale. The maximum offering price is $25.00 per share. Reductions in the sales charge are available depending upon the amount of your purchase:

                                      SALES CHARGE         TOTAL OFFERING PRICE
  AMOUNT OF PURCHASE                   PER SHARE                  PER SHARE
  ------------------                  ------------         --------------------

  Under $500,000                        $0.75                      $25.00
  $500,000 but less than $1 million      0.50                       24.75
  $1 million or more                     0.25                       24.50

        The Fund must receive your payment for shares purchased in the initial public offering by July 30, 1999, unless the offering is extended by Seligman Advisors. You should consult with your broker or dealer to ensure that this deadline is met.

        The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

        Seligman will pay an additional sales commission from its own resources to each selected broker or dealer equal to $0.25 for each share sold in the initial offering by such selected broker or dealer. In addition, the Fund will pay each selected broker or dealer that is not affiliated with the Fund or Seligman a shareholder servicing fee at an annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer, as described below.

        Seligman has retained PaineWebber Incorporated to provide it with advice in connection with the structuring of the initial offering. Seligman will pay PaineWebber Incorporated a structuring fee of approximately $5 million. PaineWebber Incorporated is also participating in the initial offering and will be paid the sales commissions described above on shares sold by it in the initial offering.

        No market exists for the Fund's shares. The Fund's shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Neither Seligman Advisors, nor any broker or dealer selected by Seligman Advisors to participate in the initial offering of the Fund's shares, intends to make a market in the Fund's shares.

        The Fund has agreed to indemnify Seligman Advisors, and Seligman Advisors has agreed to indemnify each selected broker and dealer, against certain liabilities, including liabilities under the Securities Act of 1933.

CONTINUOUS OFFERING

        If the Fund raises net proceeds of less than $500 million in the initial offering, then, not less than 30 days after the closing of the initial offering, the Fund may commence a continuous offering of its shares through selected brokers and dealers at a price equal to their net asset value plus a maximum sales charge of 3%. Any such continuous offering, if commenced, may be discontinued when the Fund's total assets reach $500 million, and may be discontinued at any time. The Fund may commence other continuous offerings from time to time in the future. Any such continuous offering, if commenced, may be discontinued at any time without notice. During any continuous offering of the Fund's shares, shares of the Fund may be purchased only from selected brokers and dealers.

        During any continuous offering, the Fund's shares will be offered at a price equal to the net asset value per share plus a maximum sales charge of 3%. Reductions in the sales charge will be available as described above under "Initial Offering." Seligman will pay an additional sales commission to such selected brokers and dealers equal to 1% of the net asset value of each share sold. The price will be determined based upon the net asset value next calculated after Seligman Advisors accepts your request. Purchase orders received by a selected broker or dealer by the close of regular business on the New York Stock Exchange, currently 4:00 p.m., New York time, including orders received after the close of regular business on the previous day, and accepted by Seligman Advisors before 5:00 p.m., New York time, on the same day will be executed at the net asset value per share calculated as of the close of business on the NYSE on that day. If your purchase order is received after the times indicated above, your order will be executed at the net asset value per share calculated as of the close of business on the NYSE the next business day.

        If the Fund commences a continuous offering, reductions in the sales charge may also be available depending upon the total cost of the shares you purchase. A right of accumulation may allow you to combine the total cost of the shares you purchase in the initial offering and in any future continuous offerings to permit you to have the benefit, if you qualify, of a reduced sales charge for your then current share purchase. However, the total cost of the shares owned by you will only be taken into account in orders placed through a broker or dealer if you notify your broker or dealer that you wish to take advantage of the right of accumulation and provide sufficient information to permit confirmation of the total cost of the shares of the Fund you own at the time that the subsequent purchase is made.

SHAREHOLDER SERVICING FEE

        The Fund may pay selected brokers and dealers that are not affiliates of the Fund or Seligman a shareholder servicing fee to compensate them for providing shareholder services and the maintenance of accounts. These services include providing information and responding to shareholder questions about the structure of the Fund, the availability of shares in any continuous offering, and repurchase offers. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the value of the outstanding shares owned by customers of such broker or dealer. This fee is accrued daily as an expense of the Fund.

OPENING AN ACCOUNT WITH THE FUND

        To make an investment in the Fund, contact your financial advisor. Accounts may be opened only through selected brokers and dealers. Shares are not available in certificated form. Shares may be transferred to an account at another broker or dealer only if the broker or dealer has entered into an agreement with Seligman Advisors relating to shares of the fund.

        The required minimum initial investment in the Fund is $10,000. Additional investments during a continuous offering, if any, must be at least $1,000.

SALES AT NET ASSET VALUE

        The following persons are eligible to purchase shares of the Fund at net asset value, without payment of the front-end sales charge, and may hold shares directly with the Fund: present and retired directors, trustees and employees (and their respective spouses) of the Fund, the other investment companies in the Seligman Group, Seligman, its subsidiaries and SDC (collectively, "Seligman Investors"); and those partners and employees of outside legal counsel to the Fund or its directors who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors.

        Sales of the Fund at net asset value may also be made to employees of selected brokers and dealers that offer the Fund and to family members of Seligman Investors. Family members include lineal descendants and ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing.

        During the period between the date of this Prospectus and September 30, 1999, employees of Seligman, its subsidiaries and SDC may purchase shares of the Fund through an IRA sponsored by Seligman at the Fund's then current net asset value.


                               GENERAL INFORMATION

        The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was incorporated under the laws of the State of Maryland on May 19, 1999 and has no operating history. The Fund's office is located at 100 Park Avenue, New York, New York 10017 and its telephone number is (212) 850-1864. Investment advisory services are provided to the Fund by J. & W. Seligman & Co. Incorporated. The Fund acts as its own transfer agent.


                            TABLE OF CONTENTS OF SAI

Additional Investment Policies...........................................   B-2
Directors and Officers...................................................   B-7
Investment Advisory and Other Services...................................   B-12
Experts..................................................................   B-12
Custodian, Stockholder Service Agent and Dividend Paying Agent...........   B-12
Principal Underwriter Following Initial Public Offering..................   B-13
Brokerage Commissions....................................................   B-13
Financial Statements.....................................................   B-13
Appendix A

                                 S E L I G M A N

                           NEW TECHNOLOGIES FUND, INC.

                      100 Park Avenue   New York, New York  10017

                                A Management Type
                           Non-Diversified, Closed-End
                               Investment Company


                            ------------------------



                                  COMMON STOCK
                                ($0.01 PAR VALUE)


                            ------------------------



                                   PROSPECTUS

                                  JULY 27, 1999



UNTIL OCTOBER 25, 1999 (90 CALENDAR DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF THE SELECTED BROKERS AND DEALERS TO DELIVER A PROSPECTUS IN CONNECTION WITH EACH SALE MADE PURSUANT TO THIS OFFERING.



INVESTMENT MANAGER                             SHAREHOLDER SERVICE AGENT
J. & W. Seligman & Co.                         Seligman Data Corp.
Incorporated                                   100 Park Avenue
100 Park Avenue                                New York, New York  10017
New York, New York  10017


PORTFOLIO SECURITIES CUSTODIAN                 GENERAL COUNSEL
Investors Fiduciary Trust Company              Sullivan & Cromwell
801 Pennsylvania                               125 Broad Street
Kansas City, Missouri  64105                   New York, New York  10004

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.

                                  July 27, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                            toll-free (800) 221-2450



        THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. THIS SAI RELATES TO AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SELIGMAN NEW TECHNOLOGIES FUND, INC. (THE "FUND"), DATED JULY |X|, 1999. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBERS OR ADDRESS SET FORTH ABOVE.

        THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                       TABLE OF CONTENTS


Additional Investment Policies............................................B-2
Directors and Officers....................................................B-7
Investment Advisory and Other Services....................................B-12
Experts...................................................................B-12
Custodian, Stockholder Service Agent and Dividend Paying Agent............B-12
Principal Underwriter Following Initial Public Offering...................B-13
Brokerage Commissions.....................................................B-13
Financial Statements......................................................B-13
Appendix A

                         ADDITIONAL INVESTMENT POLICIES

        The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

        The Fund's stated fundamental policies, which may not be changed without a vote of stockholders, are listed below; within the limits of these fundamental policies, the Fund's management has reserved freedom of action. The Fund:

        (1) May not issue senior securities such as bonds, notes or other evidences of indebtedness, or otherwise borrow money, or issue preferred stock unless, immediately after issuance, the net assets of the Fund provide asset coverage (as defined in the 1940 Act) of at least 300% with respect to indebtedness and at least 200% with respect to preferred stock.

        (2) May not engage in the business of underwriting securities, except to the extent it may be deemed to be engaged in such business by disposing of portfolio securities.

        (3) May not, with limited exceptions, purchase and sell real estate directly, but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Fund's total assets.

        (4) May not lend portfolio securities to broker-dealers or other institutions, unless the Fund's investment advisor, J. & W. Seligman & Co. Incorporated ("Seligman") believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. Moreover, all such loans taken together cannot exceed 10% of the value of the total assets of the Fund. The Fund may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of the total assets of the Fund.

        (5)   With respect to its share repurchases:

              o the Fund will make share repurchase offers every three months (except under the circumstances described below beginning at page B-6), commencing December 1999, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time;
              o 5% of the Fund's outstanding common stock will be subject to each repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%;
              o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday); and
              o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

        (6) May not invest more than 25% of its total assets in any one industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies considered by the Fund's investment manager to rely significantly on technological events or advances in their product development, production or operations, except when investing for temporary defensive purposes.

        (7) May purchase or sell commodities and commodity contracts (including stock index, currency and other financial futures contracts).

OTHER OPERATING POLICIES

        Lending of Portfolio Securities. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

        Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. For a discussion of the risks associated with investments in foreign securities, see "Risk Factors - Foreign Securities" in the Prospectus.

        Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 25% of its total assets in foreign securities that it holds directly (which limitation may be changed without a shareholder vote), but this 25% limit does not apply to foreign securities held through depositary receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

        Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

        Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

        The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, Seligman may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. Seligman will consider the effect a substantial commitment of the Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

        Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Seligman believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

        At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

        As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

        If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Seligman. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

        Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

        Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

        Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "Securities Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities, but Seligman does not expect that illiquid securities will ordinarily exceed 50% of the Fund's net assets.

        Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased.

        Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

        Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by the transaction costs.

        Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

        When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

        The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

        Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

        Debt Securities. The Fund does not plan to invest more than 10% of its net assets in debt securities which are not rated within the four highest rating categories by Standard & Poor's Rating Services Inc. or Moody's Investors Services, Inc.

        Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

        Share Repurchases. The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the directors, including a majority of the disinterested directors, and only:

        o If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

        o For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

        o For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

        o For such other periods as the SEC may by order permit for the protection of securityholders of the Fund.


                             DIRECTORS AND OFFICERS

        A listing of the directors and officers of the Fund and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Fund (as defined by the Investment Company Act of 1940 (the "1940 Act")). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.


    Name, (Age) and      Position(s) Held
        Address             with Fund         Principal Occupation(s) During the Past 5 Years
        -------             ---------         -----------------------------------------------

   William C. Morris*    Director,          Chairman, J. & W. Seligman & Co. Incorporated;
          (61)           Chairman of the    Chairman and Chief Executive Officer, the Seligman
                         Board and Chief    Group of investment companies; Chairman, Seligman
                         Executive          Advisors, Inc., Seligman Services, Inc., and Carbo
                         Officer            Ceramics Inc., ceramic proppants for oil and gas
                                            industry; and Director, Seligman Data Corp. and Kerr-
                                            McGee Corporation, diversified energy company.
                                            Formerly:  Director, Daniel Industries Inc.,
                                            manufacturer of oil and gas metering equipment.

     Brian T. Zino*      Director and       Director and President, J. & W. Seligman & Co.
          (46)           President          Incorporated; President (with the exception of Seligman
                                            Quality Municipal Fund, Inc. and Seligman Select
                                            Municipal Fund, Inc.) and Director or Trustee, the
                                            Seligman Group of investment companies; Chairman,
                                            Seligman Data Corp.; Member of the Board of
                                            Governors, the Investment Company Institute and
                                            Director, ICI Mutual Insurance Company, Seligman
                                            Advisors, Inc., and Seligman Services, Inc.

  Richard R. Schmaltz*   Director           Director and Managing Director, Director of
          (58)                              Investments, J. & W. Seligman & Co. Incorporated;
                                            Director or Trustee, the Seligman Group of investment
                                            companies (except Seligman Cash Management Fund,
                                            Inc.); Director, Seligman Henderson Co.; and Trustee
                                            Emeritus of Colby College.  Formerly:  Director,
                                            Investment Research at Neuberger & Berman from
                                            May 1993 to September 1996.



    Name, (Age) and      Position(s) Held
        Address             with Fund         Principal Occupation(s) During the Past 5 Years
        -------             ---------         -----------------------------------------------

     John R. Galvin           Director      Dean, Fletcher School of Law and Diplomacy at Tufts
          (69)                              University; Director or Trustee, the Seligman Group of
    Tufts University                        Investment Companies; Chairman Emeritus, American
    Packard Avenue,                         Council on Germany; Governor, the Center for Creative
   Medford, MA 02155                        Leadership; Director, the National Defense University,
                                            the Institute for Defense Analyses, and Raytheon Co.,
                                            electronics.  Formerly:  Director, USLIFE Fund, life
                                            insurance; Ambassador, U.S. State Department for
                                            negotiations in Bosnia; Distinguished Policy Analyst at
                                            Ohio State University; Olin Distinguished Professor of
                                            National Security Studies, United States Military
                                            Academy; and Supreme Allied Commander, Europe
                                            and Commander-in-Chief, United States European
                                            Command from June, 1987 to June, 1992.

    Alice S. Ilchman          Director      Retired President, Sarah Lawrence College; Director or
          (64)                              Trustee, the Seligman Group of Investment Companies;
  18 Highland Circle,                       Trustee, the Committee for Economic Development;
  Bronxville, NY 10708                      Chairman, The Rockefeller Foundation, charitable
                                            foundation.  Formerly:  Trustee, The Markle
                                            Foundation, philanthropic organization; and Director,
                                            New York Telephone Company, and International
                                            Research and Exchange Board, intellectual exchanges.

   Frank A. McPherson         Director      Retired Chairman of the Board and Chief Executive
          (66)                              Officer, Kerr-McKee Fund; Director or Trustee, the
     2601 Northwest                         Seligman Group of Investment Companies; Director,
      Expressway,                           Kimberly-Clark Fund, consumer products, Bank of
      Suite 805E,                           Oklahoma Holding Company, Baptist Medical Center,
   Oklahoma City, OK                        Oklahoma Chapter of the Nature Conservancy,
         73112                              Oklahoma Medical Research Foundation, and National
                                            Boys and Girls Clubs of America; and President,
                                            Oklahoma Foundation for Excellence in Education.
                                            Formerly:  Chairman of the Oklahoma City Chamber of
                                            Commerce, and the Oklahoma City Public Schools
                                            Foundation; Director, Federal Reserve System's Kansas
                                            City Reserve Bank; and Member, the Business
                                            Roundtable.



    Name, (Age) and       Position(s) Held
        Address              with Fund        Principal Occupation(s) During the Past 5 Years
        -------              ---------        -----------------------------------------------

     John E. Merow            Director      Retired Chairman and Senior Partner, Sullivan &
          (69)                              Cromwell, law firm; Director or Trustee, the Seligman
   125 Broad Street,                        Group of Investment Companies, Commonwealth
   New York, NY 10004                       Industries, Inc., manufacturer of aluminum sheet
                                            products, the Foreign Policy
                                            Association, the Municipal Art
                                            Society of New York, and the United
                                            States Council for International
                                            Business; Chairman, American
                                            Australian Association, and New York
                                            Presbyterian Healthcare Network,
                                            Inc.; Trustee, New York Presbyterian
                                            Hospital; Vice-Chairman, the
                                            U.S.-New Zealand Council; and
                                            Member, the American Law Institute,
                                            and the Council on Foreign
                                            Relations.

    Betsy S. Michel           Director      Attorney; Director or Trustee, the Seligman Group of
          (56)                              Investment Companies; Trustee, The Geraldine R.
      P.O. Box 449,                         Dodge Foundation, charitable foundation; Formerly:
  Gladstone, NJ 07934                       Chairman of the Board of Trustees, St. George's
                                            School, Newport, RI.; and Director,
                                            the National Association of
                                            Independent Schools, Washington DC.

    James C. Pitney           Director      Retired Partner, Pitney, Hardin, Kipp & Szuch, law
          (72)                              firm; Director or Trustee, the Seligman Group of
     Park Avenue at                         Investment Companies.  Formerly:  Director, Public
     Morris County,                         Service Enterprise Group, public utility.
     P.O. Box 1945,
  Morristown, NJ 07962

    James Q. Riordan          Director      Director, various organizations; Director or Trustee, the
          (71)                              Seligman Group of Investment Companies, The
   675 Third Avenue,                        Brooklyn Museum, KeySpan Energy Fund, The
      Suite 3004,                           Committee for Economic Development, and Public
   New York, NY 10017                       Broadcasting Service (PBS).  Formerly:  Co-Chairman
                                            of the Policy Council of the Tax Foundation; Director
                                            and Vice Chairman, Mobil Fund; Director, Tesoro
                                            Petroleum Companies and Dow Jones & Company Inc.;
                                            and Director and President, Bekaert Fund.

    Robert L. Shafer          Director      Retired Vice President, Pfizer Inc.; Director or Trustee,
          (66)                              the Seligman Group of Investment Companies.
  96 Evergreen Avenue,                      Formerly:  Director, USLIFE Fund, life insurance.
     Rye, NY 10580



    Name, (Age) and       Position(s) Held
        Address              with Fund        Principal Occupation(s) During the Past 5 Years
    James N. Whitson          Director      Retired Executive Vice President and Chief Operating
    ----------------          --------      ----------------------------------------------------

          (64)                              Officer, Sammons Enterprises, Inc.; Director or
6606 Forestshire Drive,                     Trustee, the Seligman Group of Investment Companies;
    Dallas TX 75230                         Consultant to and Director of Sammons Enterprises,
                                            Inc.; and Director, C-SPAN and CommScope, Inc.,
                                            manufacturer of coaxial cables.  Formerly:  Director,
                                            Red Man Pipe and Supply Company, piping and other
                                            materials.

      Paul H. Wick       Vice President     Director and Managing Director, J. & W. Seligman &
          (35)           and Portfolio      Co. Incorporated since January 1995 and November
                         Manager            1997, respectively; Vice President and Portfolio
                                            Manager, three open-end companies in the Seligman
                                            Group of investment companies; Portfolio Manager,
                                            Henderson Investment Management Limited.  Mr.
                                            Wick joined J. & W. Seligman & Co. Incorporated in
                                            1987 as an Associate, Investment Research.  Formerly,
                                            Vice President, Investment Officer, J. & W. Seligman
                                            & Co. Incorporated from April 1993 to November
                                            1997.

     Storm Boswick       Vice President     Managing Director, J. & W. Seligman & Co.
          (30)           and Portfolio      Incorporated since January 1999.  Mr. Boswick joined
                         Manager            J. & W. Seligman & Co. Incorporated in June 1996 as
                                            an Associate, Investment Research.  Formerly, Vice
                                            President, Investment Officer of J. & W. Seligman &
                                            Co. Incorporated from January 1997 to December 1998;
                                            and Financial Analyst, Investment Research, Goldman,
                                            Sachs & Co. from February 1994 to May 1996.

   Lawrence P. Vogel       Vice President   Senior Vice President, Finance, J. & W. Seligman &
          (42)                              Co. Incorporated, Seligman Advisors, Inc., and
                                            Seligman Data Corp.; Vice President,
                                            the Seligman Group of investment
                                            companies and Seligman Services,
                                            Inc.; Vice President and Treasurer,
                                            Seligman International, Inc.; and
                                            Treasurer, Seligman Henderson Co.

     Frank J. Nasta          Secretary      General Counsel, Senior Vice President, Law and
          (34)                              Regulation, and Corporate Secretary, J. & W. Seligman
                                            & Co. Incorporated; Secretary, the
                                            Seligman Group of investment
                                            companies; and Corporate Secretary,
                                            Seligman Advisors, Inc., Seligman
                                            Henderson Co., Seligman Services,
                                            Inc., Seligman International, Inc.
                                            and Seligman Data Corp.

     Thomas G. Rose          Treasurer      Treasurer, the Seligman Group of investment
          (41)                              companies and Seligman Data Corp.



COMPENSATION



NAME AND POSITION        AGGREGATE               PENSION OR RETIREMENT    TOTAL COMPENSATION
WITH FUND                COMPENSATION FROM       BENEFITS ACCRUED AS      RECEIVED FROM FUND
                         FUND (1)                PART OF FUND             AND FUND COMPLEX
                                                 EXPENSES                 (1)(2)
---------------------------------------------------------------------------------------------
William C. Morris,                 N/A                     N/A                      N/A
Director and Chairman
---------------------------------------------------------------------------------------------
Brian T. Zino,                     N/A                     N/A                      N/A
Director and President
---------------------------------------------------------------------------------------------
Richard R. Schmaltz,               N/A                     N/A                      N/A
Director
---------------------------------------------------------------------------------------------
John R. Galvin,                  $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
Alice S. Ilchman,                $1,980                    N/A                    $78,000
 Director
---------------------------------------------------------------------------------------------
Frank A. McPherson,              $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
John E. Merow,                   $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
Betsy S. Michel,                 $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
James C. Pitney,                 $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
James Q. Riordan,                $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
Robert L. Shafer,                $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------
James N. Whitson,                $1,980                    N/A                    $78,000
Director
---------------------------------------------------------------------------------------------


---------------------
(1) Based on remuneration expected to be paid to the Directors of the Fund for the fiscal year ended December 31, 1999.

(2) The Seligman Group of Investment Companies consists of nineteen investment companies.



        The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either
(i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by Seligman, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

        Directors and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

        The Executive Committee of the board of directors has the power to (a) determine the value of securities and assets owned by the Fund, (b) elect or appoint officers of the Fund to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Fund shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the board of directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Richard R. Schmaltz, and Brian T. Zino, President.


                     INVESTMENT ADVISORY AND OTHER SERVICES

        Subject to the control of the Fund's board of directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a Management Agreement approved by the board of directors and the stockholders of the Fund. Seligman also serves as investment adviser to eighteen other U.S. registered investment companies which, together with the Fund, make up the "Seligman Group". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

        Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris, Chairman and C.E.O. of Seligman and Chairman of the board of directors and C.E.O. of the Fund, and a simultaneous recapitalization of Seligman occurred. See Appendix A for information regarding the history of Seligman.

        All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

        The Fund pays Seligman a management fee for its services, calculated daily and payable monthly, equal to 2.00% of the daily net assets of the Fund. This management fee is higher than the advisory fees paid by most U.S. investment companies.

        As part of its services to the Fund, Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Fund. Seligman also provides senior management for Seligman Data Corp., an affiliate of Seligman, the Fund and certain other investment companies in the Seligman Group. Seligman pays all of the compensation of the directors of the Fund who are employees or consultants of Seligman and its affiliates, of the officers and employees of the Fund and of certain executive officers of Seligman Data Corp.

                                     EXPERTS

        Deloitte & Touche LLP act as independent auditors for the Fund and in such capacity will audit the Fund's annual and semi-annual financial statements and financial highlights.

                    CUSTODIAN, STOCKHOLDER SERVICE AGENT AND
                              DIVIDEND PAYING AGENT

        Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian to the Fund. It also maintains, under the general supervision of Seligman, the Fund's accounting records and is responsible for the determination of the net asset value of the Fund.

        Seligman Data Corp., an affiliate of both Seligman and the Fund, acts as the stockholder service agent and dividend paying agent of the Fund, and performs, at cost, certain recordkeeping functions for the Fund. In other words, Seligman Data Corp. maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


             PRINCIPAL UNDERWRITER FOLLOWING INITIAL PUBLIC OFFERING

        Seligman Advisors, Inc., an affiliate of both Seligman and the Fund, located at 100 Park Avenue, New York, New York 10017, will act as general distributor of the shares of the Fund during any continuous offering of the Fund's shares following the initial public offering.


                              BROKERAGE COMMISSIONS

        Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages to such transactions with respect to price or the size of positions readily obtainable or saleable.

        In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

        The Fund does not plan to execute any portfolio transactions with, and therefore will not pay any commissions to, any broker affiliated, directly or indirectly, with either the Fund, Seligman, or Seligman Advisors, Inc.

        Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution, and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

                              FINANCIAL STATEMENTS

        The following comprise the financial statements of the Fund:

        o  Independent Auditors' Report.

        o  Statement of Assets and Liabilities.

        o  Statement of Operations.

        o  Notes to the Financial Statements.

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Seligman New Technologies Fund, Inc.:


        We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc. (the "Fund") as of July 19, 1999 and the related statement of operations for the period from the date of organization May 19, 1999 to July 19, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of July 19, 1999, and the results of operations for the stated period, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
New York, New York
July 19, 1999

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.

                             STATEMENT OF ASSETS AND LIABILITIES
                                        JULY 19, 1999

                                            ASSETS

Cash..................................................................................   $100,007
Prepaid expenses......................................................................    805,000
                                                                                          -------
          Total assets................................................................    905,007

                                         LIABILITIES

Accrued expenses payable..............................................................    805,000
                                                                                          -------
Commitments and contingencies (Notes 1 and 2)

Net assets equivalent to $24.25 per share (applicable to 4,124 shares of common stock,
$.01 Par value; 100,000,000 shares authorized)........................................   $100,007
                                                                                         ========


                                   STATEMENT OF OPERATIONS
                        FOR THE PERIOD FROM THE DATE OF ORGANIZATION,
                                MAY 19, 1999, TO JULY 19, 1999

Income................................................................ $      0
                                                                        --------

Expenses:

Organization expenses.................................................   30,500

Less: Reimbursement of expenses by Manager............................  (30,500)
                                                                         ------

Net expenses..........................................................        0
                                                                         ------

Net income............................................................ $      0
                                                                         ======

NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION

        Seligman New Technologies Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 19, 1999 as a non-diversified, closed-end management investment company. The Fund has had no operations other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 4,124 shares of common stock for $100,007 on July 16, 1999.

        Expenses incurred to establish the Fund have been expensed as organization expenses. Included in prepaid expenses are the costs incurred in connection with the initial offering of the Fund's shares. Prepaid expenses will be amortized to expense over twelve months on a straight-line basis starting with the commencement of operations, provided that the Fund's shares are continuously offered during the period. Any unamortized prepaid expenses will be charged directly to expense if and when it is no longer probable that the Fund's shares will be publicly offered. If the Fund's initial offering is fully subscribed (resulting in net proceeds of approximately $500,000,000), the Fund's shares will not be offered on a continuous basis and the prepaid expenses will be charged directly to paid-in capital upon the sale of the shares.

        A portion of the costs incurred, and to be incurred, in connection with the organization and the initial offering of the Fund will be paid by J. & W. Seligman & Co. Incorporated (the "Manager") or the Distributor; however, the Fund will reimburse such persons for these costs.

NOTE 2.  MANAGEMENT AGREEMENT

        The Management Agreement provides the Manager with a monthly management fee at the annual rate of 2% of the Fund's average daily net assets. The Manager has voluntarily agreed to waive its fee and/or reimburse expenses of the Fund to the extent that total expenses of the Fund exceed an annual rate of 3% of average net assets during the first year of the Fund's operations.

NOTE 3.  INCOME TAXES

        The Fund intends to meet the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and as such will not be subject to federal income taxes.

                                   APPENDIX A

        Established in 1864, J. & W. Seligman's more than 130 years of providing financial services have been marked not by fanfare, but rather by a quiet and firm adherence to managing investments and giving prudent financial advice. Seligman is proud of its distinctive past and traditional values, which continue to shape its business decisions and investment judgment.

        Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. Nearly 30 years later, in 1864, after achieving success as international bankers, the Seligmans established the investment firm of J. & W. Seligman & Co.

        In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. It helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s, and early 1900s, the firm was instrumental in financing the fledgling American automobile and steel industries.

        Throughout the first quarter of this century, Seligman participated in hundreds of successful underwritings, including those for some of the country's most important companies: United Artists Theatre Circuit, Dodge Brothers, General Motors, Victor Talking Machine, Minneapolis-Honeywell Regulator and Maytag, to name just a few. In 1929, Seligman organized its first investment company, Tri-Continental Corporation, today the nation's largest, diversified, publicly traded, closed-end investment company, with more than $4.2 billion in assets as of June 30, 1999. In the following year, the firm began managing its first mutual fund, Broad Street Investing Co. Inc., now known as Seligman Common Stock Fund.

        Today, Seligman manages institutional accounts - including some of the nation's largest public funds, endowments, and foundations and offers individual investors a full range of investment products. The Seligman Group of Funds includes more than 50 investment portfolios, several closed-end municipal bond funds that trade on the New York Stock Exchange, and a range of offshore investment funds available for non-U.S. residents.